UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

March 24, 2016
Date of Report (Date of Earliest Event Reported)

IntelGenx Technologies Corp.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-31187	870638336
(State or other jurisdiction of	(Commission File	(IRS Employer Identification
incorporation)	Number)	No.)

6420 Abrams, Ville St- Laurent, Quebec, Canada H4S 1Y2
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (514) 331-7440

Check the appropriate box below if the Form 8K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a -12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[  ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01 Other Events - News Release

IntelGenx Announces Development and Commercialization Term Sheet with a Global Pharmaceutical Company for up to Three Products

Exhibit	Description
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELGENX TECHNOLOGIES CORP.

Dated: March 24, 2016	By: /s/ Horst G. Zerbe
Horst G. Zerbe
President and Chief Executive Officer